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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 12, 2021

MANPOWERGROUP INC.

(Exact name of registrant as specified in its charter)

Wisconsin	1-10686	39-1672779
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Manpower Place
Milwaukee, Wisconsin	53212
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (414) 961-1000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	MAN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Compensatory Arrangements of Certain Officers

On November 12, 2021, ManpowerGroup Inc. (the “Company”) entered into a letter agreement with each of John (“Jack”) McGinnis and Richard Buchband that provides for severance and other post-employment benefits and contains certain post-employment restrictive covenants. The letter agreements replace similar severance agreements previously entered into by each of Mr. Buchband and Mr. McGinnis, which expired on November 8, 2021, for Mr. Buchband and is set to expire for Mr. McGinnis on December 12, 2021. The new letter agreements expire on the first to occur of (1) the date two years after the occurrence of a change of control of the Company or (2) November 12, 2024, if no such change of control occurs before November 12, 2024. Aside from the new term, the letter agreements are in substantially the same form as the severance agreements they replace.

Item 5.03. Amendments to Articles of Incorporation or Bylaws.

On November 12, 2021, the Company made an administrative amendment to Section 3.2(d) of Article II of the Company’s Amended and Restated Bylaws (the “Amendment”) to reflect the change in the name of the Nominating and Governance Committee to the Governance and Sustainability Committee. The effective date of the Amendment is November 12, 2021.

The preceding description of the Amendment is qualified in its entirety by reference to the full text of the Amendment, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01 Other Events

On November 12, 2021, the Board of Directors of the Company declared a semi-annual dividend of $1.26 per share. The dividend will be paid on December 15, 2021, to shareholders of record as of the close of business on December 1, 2021. The press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01. Exhibits

Exhibit No.	Description
3.1	Text of Amendment to the ManpowerGroup Inc. Amended and Restated By-Laws
10.1	Letter Agreement dated November 12, 2021, between the Company and John (“Jack”) McGinnis
10.2	Letter Agreement dated November 12, 2021, between the Company and Richard Buchband
99.1	Press Release dated November 12, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MANPOWERGROUP INC.

Dated: November 12, 2021	By:	/s/ Richard Buchband
	Name:	Richard Buchband
	Title:	Senior Vice President, General Counsel and Secretary